                      -------------------------------------------
                              STATE STREET RESEARCH
                      -------------------------------------------

                      -----------------------------------
                                   GROWTH FUND
                      -----------------------------------

                      ANNUAL REPORT

                      December 31, 1999



                      -----------------------------------
                                 WHAT'S INSIDE
                      -----------------------------------

                      FROM THE CHAIRMAN

                      Another good year for the
                      U.S. economy

                      PORTFOLIO MANAGER'S REVIEW
                      Another strong year for U.S. stocks

                      FUND INFORMATION
                      Facts and figures

                      Plus, Complete Portfolio Holdings
                      and Financial Statements


                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
[logo] STATE STREET RESEARCH                                     in
                                                               Service

FROM THE CHAIRMAN


[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
Another good year for the U.S. economy has extended America's cycle of prosperity to nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose at an estimated annual rate of 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains offset wage gains. However, the Consumer Price Index moved up one full percentage point from 1.6% to 2.6%. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 3/4% in three 1/4% steps in the second half of the year.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500 rose 21.0% during the 12-month period ended December 31, 1999.(1) However, S&P 500 technology stocks accounted for a disproportionate share of those gains. Technology stocks in the S&P 500 gained 74.6%. Non-technology S&P 500 stocks gained only 4.5%. The technology-heavy Nasdaq gained 85.6% for the year.

BONDS
The bond market was hurt by the Federal Reserve Board's interest-rate hikes and by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year ahead of other bond sectors, but with modest single-digit results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets, economies rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered generally favorable results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio.

And, as always, we thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

     December 31, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) 38.13% for Class B(1) shares; 38.01% for Class B shares; 38.01% for Class C shares; 39.46% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. During the periods prior to 1993, when shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(4) Performance reflects maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.
--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1999)
--------------------------------------------------------------------------------

Total Value of $10,000 Invested on December 31, 1989(3)
(Class A shares, at maximum applicable sales charge)

12/89                $ 9,452
12/90                  8,844
12/91                 11,212
12/92                 11,852
12/93                 12,881
12/94                 12,388
12/95                 16,423
12/96                 18,501
12/97                 20,376
12/98                 25,654
12/99                 35,655

                                  AVERAGE ANNUAL TOTAL RETURN
                                  (at maximum applicable sales charge)(3)(4)
------------------------------------------------------------------------------
                   LIFE OF FUND
                 (since 3/24/61)       10 YEARS        5 YEARS         1 YEAR
------------------------------------------------------------------------------
Class A               10.99%              13.56%         22.09%         30.99%
------------------------------------------------------------------------------
Class B(1)            11.01%              13.63%         22.47%         33.13%
------------------------------------------------------------------------------
Class B               11.01%              13.62%         22.45%         33.01%
------------------------------------------------------------------------------
Class C               11.01%              13.64%         22.64%         37.01%
------------------------------------------------------------------------------
Class S               11.20%              14.41%         23.88%         39.46%
------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Growth Fund: Another strong year for U.S. stocks

[Photo of Kennard "Pete" Woodworth]
         Portfolio Manager


We spoke with Pete Woodworth, portfolio manager of State Street Research Growth Fund, about the Fund's performance for the year ended December 31, 1999 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a strong year for the Fund. Class A shares returned 38.98% for the 12 months ended December 31, 1999 [does not reflect sales charge].(2) The Fund significantly outperformed the S&P 500, which gained 21.03% for the same period. It outperformed the Lipper Large-Cap Growth Funds Average, which returned 37.96%.

Q: WHAT FACTORS HELPED THE FUND GENERATE SUCH STRONG GAINS?
A: The market environment was favorable for the Fund. Investors favored fast-growing companies, especially those in the technology sector, and bid their prices up to premium levels. That's where the Fund had concentrated a good portion of its assets, and our sector focus as well as our stock selection paid off with handsome gains. Cisco Systems, i2 Technologies, and Citrix Systems were the Fund's three best performers. All three are technology companies with high sales and/or earnings growth. i2 Technologies announced new product introductions which boosted its stock price. Citrix Systems was helped by its unique technology.

Q: WHAT INVESTMENTS WERE A DRAG ON THE FUND'S PERFORMANCE?
A: Consumer stocks were a disappointment. They couldn't match the strong earnings gains of technology. Even brand names such as Safeway and Coca-Cola had disappointing years. Our investment in Cadence Design Systems was one of our weakest performers. The company failed to meet both sales and earnings expectations, and we sold it.

Q: AS THE MARKET'S PREFERENCE FOR TECHNOLOGY STOCKS BECAME APPARENT, DID YOU SHIFT THE FUND'S STRATEGY?
A: Yes, as technology companies continued to demonstrate their strong future earnings growth potential and as interest rates rose, we became more aggressive in our preference for growth during the year. Rising interest rates make it harder for some sectors to generate higher earnings. In general, we focused on companies that we believed could do well despite higher rates.

Q: HOW HAVE YOU STRUCTURED THE FUND FOR THE PERIOD AHEAD?
A: The Fund is more aggressive in composition than it was one year ago. In general, we're emphasizing companies with demonstrated potential for higher earnings growth, especially those in technology, health care and consumer discretionary segments of the market. In light of the heightened volatility that the market experienced in 1999, we have exposure to a good mix of sectors, and we're paying careful attention to stock selection. We believe this approach positions the Fund for another good year.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?
A: The environment for the kind of companies that the Fund has emphasized, remains attractive -- large companies that can deliver strong earnings growth.


December 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 CISCO SYSTEMS Computer network products              6.5%
 2 MICROSOFT Computer software & service                5.2%
 3 ANALOG DEVICES Electronic components                 4.4%
 4 AMFM Radio                                           4.2%
 5 EMC Computer software & service                      4.1%
 6 CITRIX  SYSTEMS Application software                 4.0%
 7 INTEL Electronic components                          3.9%
 8 I2 TECHNOLOGIES Computer software & service          3.7%
 9 NOKIA Telecommunications                             3.6%
10 TERADYNE Electronic measurement instruments          3.4%

These securities represent an aggregate of 43.0% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 INDUSTRIES
(by percentage of net assets)

COMPUTER SOFTWARE                                      14.7%
DRUGS & BIOTECHNOLOGY                                  12.2%
COMPUTER TECHNOLOGY                                     9.4%
COMMUNICATIONS TECHNOLOGY                               8.7%
ELECTRONICS: SEMICONDUCTORS/COMPONENTS                  8.2%
Total:  53.2%


BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 1999 through December 31, 1999)

BEST /\
------------------------------------------------
CISCO SYSTEMS
    Very high sales and earnings growth.
I2 TECHNOLOGIES
    Very high growth, new product announcements.
CITRIX SYSTEMS
    Accelerating sales and earnings growth; unique technology.

WORST \/
------------------------------------------------
SAFEWAY
    Market rotation from consumer staples
CADENCE DESIGN SYSTEMS
    Failure to meet sales and earnings expectations.
COCA-COLA ENTERPRISES
    Disappointing sales and cash flow.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
December 31, 1999

------------------------------------------------------------------------------------------------------
                                                                                           VALUE
                                                                    SHARES               (NOTE 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 10.6%
ADVERTISING AGENCIES 1.6%
Omnicom Group Inc. ............................................         52,000            $  5,200,000
                                                                                          ------------
COMMERCIAL SERVICES 1.0%
America Online Inc.* ..........................................         44,400               3,349,425
                                                                                          ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 4.2%
AMFM Inc.* ....................................................        180,200              14,100,650
                                                                                          ------------
CONSUMER SERVICES 0.5%
Apollo Group Inc. Cl. A* ......................................         91,500               1,835,719
                                                                                          ------------
RETAIL 3.3%
Dayton Hudson Corp. ...........................................         75,000               5,507,813
Men's Wearhouse, Inc.* ........................................        188,100               5,525,437
                                                                                          ------------
                                                                                            11,033,250
                                                                                          ------------
Total Consumer Discretionary ..................................                             35,519,044
                                                                                          ------------
CONSUMER STAPLES 8.1%
BEVERAGES 2.7%
Anheuser-Busch Companies, Inc. ................................         50,000               3,543,750
Coca-Cola Co. .................................................         95,200               5,545,400
                                                                                          ------------
                                                                                             9,089,150
                                                                                          ------------
DRUG & GROCERY STORE CHAINS 2.5%
CVS Corp. .....................................................         76,200               3,043,238
Safeway Inc.* .................................................        145,200               5,163,675
                                                                                          ------------
                                                                                             8,206,913
                                                                                          ------------
HOUSEHOLD PRODUCTS 2.9%
Colgate-Palmolive Co. .........................................         60,000               3,900,000
Procter & Gamble Co. ..........................................         52,000               5,697,250
                                                                                          ------------
                                                                                             9,597,250
                                                                                          ------------
Total Consumer Staples ........................................                             26,893,313
                                                                                          ------------
FINANCIAL SERVICES 3.7%
INSURANCE 0.3%
Ace Ltd. ......................................................         67,800               1,131,412
                                                                                          ------------
MISCELLANEOUS FINANCIAL 3.4%
Ambac Financial Group, Inc. ...................................         95,800               4,999,563
Citigroup, Inc. ...............................................        114,975               6,388,298
                                                                                          ------------
                                                                                            11,387,861
                                                                                          ------------
Total Financial Services ......................................     12,519,273
                                                                                          ------------
HEALTH CARE 14.4%
DRUGS & BIOTECHNOLOGY 12.2%
Amgen Inc.* ...................................................        145,200               8,721,075
Baxter International Inc. .....................................         70,000               4,396,875
Bristol-Myers Squibb Co. ......................................         74,000               4,749,875
Genentech Inc.* ...............................................          9,000               1,210,500
Johnson & Johnson .............................................         62,000               5,773,750
Pfizer Inc. ...................................................        120,000               3,892,500
Schering-Plough Corp. .........................................        151,200               6,378,750
Warner-Lambert Co. ............................................         67,600               5,538,975
                                                                                          ------------
                                                                                            40,662,300
                                                                                          ------------
HOSPITAL SUPPLY 2.2%
Guidant Corp.* ................................................        160,800               7,557,600
                                                                                          ------------
Total Health Care .............................................                             48,219,900
                                                                                          ------------
OTHER 6.8%
MULTI-SECTOR 6.8%
General Electric Co. ..........................................         53,000               8,201,750
Honeywell International Inc.* .................................         85,300               4,920,744
Tyco International Ltd. .......................................        246,000               9,563,250
                                                                                          ------------
Total Other ...................................................                             22,685,744
                                                                                          ------------
OTHER ENERGY 0.5%
OIL & GAS PRODUCERS 0.5%
Ocean Energy Inc.* ............................................        199,600               1,546,900
                                                                                          ------------
Total Other Energy ............................................                              1,546,900
                                                                                          ------------
PRODUCER DURABLES 3.4%
PRODUCTION TECHNOLOGY EQUIPMENT 3.4%
Teradyne Inc.* ................................................        172,000              11,352,000
                                                                                          ------------
Total Producer Durables .......................................                             11,352,000
                                                                                          ------------
TECHNOLOGY 47.0%
COMMUNICATIONS TECHNOLOGY 8.7%
Cisco Systems Inc.* ...........................................        202,050              21,644,606
Lucent Technologies Inc. ......................................        100,500               7,518,656
                                                                                          ------------
                                                                                            29,163,262
                                                                                          ------------
COMPUTER SOFTWARE 14.7%
Citrix Systems Inc.* ..........................................        109,700              13,493,100
i2 Technologies Inc.* .........................................         64,000              12,480,000
Microsoft Corp.* ..............................................        147,400              17,208,950
Red Hat, Inc.* ................................................         28,000               5,915,000
                                                                                          ------------
                                                                                            49,097,050
                                                                                          ------------
COMPUTER TECHNOLOGY 9.4%
Dell Computer Corp.* ..........................................        139,500               7,114,500
EMC Corp.* ....................................................        125,600              13,721,800
Sun Microsystems Inc.* ........................................        134,000              10,376,625
                                                                                          ------------
                                                                                            31,212,925
                                                                                          ------------
ELECTRONICS 6.0%
Nokia Corp. ADR ...............................................         63,600              12,084,000
Sanmina Corp.* ................................................         78,200               7,810,225
                                                                                          ------------
                                                                                            19,894,225
                                                                                          ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 8.2%
Analog Devices Inc.* ..........................................        157,000              14,601,000
Intel Corp. ...................................................        156,800              12,906,600
                                                                                          ------------
                                                                                            27,507,600
                                                                                          ------------
Total Technology ..............................................                            156,875,062
                                                                                          ------------
UTILITIES 4.5%
TELECOMMUNICATIONS 4.5%
MCI WorldCom Inc.* ............................................        166,950               8,858,785
Voicestream Wireless Corp.* ...................................         43,700               6,219,056
                                                                                          ------------
                                                                                            15,077,841
                                                                                          ------------
Total Utilities ...............................................                             15,077,841
                                                                                          ------------
Total Common Stocks (Cost $162,976,806) .......................                            330,689,077
                                                                                          ------------
SHORT-TERM INVESTMENTS 3.6%
AIM Liquid Assets Portfolio ...................................     12,009,468              12,009,468
                                                                                          ------------
Total Short-Term Investments (Cost $12,009,468) ...............                             12,009,468
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL      MATURITY                 VALUE
                                                       AMOUNT          DATE                 (NOTE 1)
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 1.1%
AIG Funding Inc., 4.95% ..........................   $  853,000      1/04/2000            $    852,648
Associates First Capital Corp., 4.00% ............    2,836,000      1/03/2000               2,836,000
                                                                                          ------------
Total Commercial Paper (Cost $3,688,648) .....................................               3,688,648
                                                                                          ------------
Total Investments (Cost $178,674,922) - 103.7% ...............................             346,387,193
Cash and Other Assets, Less Liabilities - (3.7)% .............................             (12,247,808)
                                                                                          ------------
Net Assets - 100.0% ..........................................................            $334,139,385
                                                                                          ============

Federal Income Tax Information: At December 31, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of
$178,296,120 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is
an excess of value over tax cost .............................................            $170,406,408
Aggregate gross unrealized depreciation for all investments in which there is
an excess of tax cost over value .............................................              (2,315,335)
                                                                                          ------------
                                                                                          $168,091,073
                                                                                          ============

------------------------------------------------------------------------------------------------------
*Non-income-producing securities.
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------
December 31, 1999

ASSETS
Investments, at value (Cost $178,674,922) (Note 1) ................    $346,387,193
Cash ..............................................................             664
Receivable for fund shares sold ...................................         197,823
Dividends and interest receivable .................................          62,048
Other assets ......................................................          23,853
                                                                       ------------
                                                                        346,671,581
LIABILITIES
Payable for collateral received on securities loaned ..............      12,009,468
Payable for fund shares redeemed ..................................         161,691
Accrued management fee (Note 2) ...................................         130,837
Accrued transfer agent and shareholder services
  (Note 2) ........................................................          33,168
Accrued distribution and service fees (Note 4) ....................          31,668
Accrued trustees' fees (Note 2) ...................................          16,785
Other accrued expenses ............................................         148,579
                                                                       ------------
                                                                         12,532,196
                                                                       ------------
NET ASSETS ........................................................    $334,139,385
                                                                       ============
Net Assets consist of:
  Unrealized appreciation of investments ..........................    $167,712,271
  Accumulated net realized gain ...................................         590,155
  Paid-in capital .................................................     165,836,959
                                                                       ------------
                                                                       $334,139,385
                                                                       ============
Net Asset Value and redemption price per share of Class A shares
  ($35,417,982 / 2,986,739 shares) ................................          $11.86
                                                                             ======
Maximum Offering Price per share of Class A shares ($11.86 / .9425)          $12.58
                                                                             ======
Net Asset Value and offering price per share of Class B(1) shares
  ($9,547,932 / 853,261 shares)* ..................................          $11.19
                                                                             ======
Net Asset Value and offering price per share of Class B shares
  ($59,018,600 / 5,278,065 shares)* ...............................          $11.18
                                                                             ======
Net Asset Value and offering price per share of Class C shares
  ($5,967,130 / 533,533 shares)* ..................................          $11.18
                                                                             ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($224,187,741 / 18,689,337 shares) ..............................          $12.00
                                                                             ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended December 31, 1999

INVESTMENT INCOME
Dividends, net of foreign taxes of $3,996 ...................      $ 1,192,119
Interest (Note 1) ...........................................          340,199
                                                                   -----------
                                                                     1,532,318
EXPENSES
Management fee (Note 2) .....................................        1,256,506
Transfer agent and shareholder services (Note 2) ............          179,744
Custodian fee (Note 2) ......................................          137,086
Registration fees ...........................................           63,972
Service fee - Class A (Note 4) ..............................           61,273
Distribution and service fees - Class B(1) (Note 4) .........           46,233
Distribution and service fees - Class B (Note 4) ............          466,310
Distribution and service fees - Class C (Note 4) ............           51,818
Audit fee ...................................................           32,499
Legal fee ...................................................           26,892
Reports to shareholders .....................................           18,576
Trustees' fees (Note 2) .....................................           16,785
Miscellaneous ...............................................            8,690
                                                                   -----------
                                                                     2,366,384
Fees paid indirectly (Note 2) ...............................          (21,558)
                                                                   -----------
                                                                     2,344,826
                                                                   -----------
Net investment loss .........................................         (812,508)
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ............       16,242,875
Net unrealized appreciation of investments ..................       78,825,454
                                                                   -----------
Net gain on investments .....................................       95,068,329
                                                                   -----------
Net increase in net assets resulting from operations ........      $94,255,821
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31
                                                               ----------------------------------------
                                                                     1998                   1999
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss .........................................        $   (741,693)         $   (812,508)
Net realized gain on investments ............................             562,491            16,242,875
Net unrealized appreciation of investments ..................          52,559,818            78,825,454
                                                                     ------------          ------------
Net increase resulting from operations ......................          52,380,616            94,255,821
                                                                     ------------          ------------
Distributions from net realized gains:
  Class A ...................................................              (2,465)           (1,370,327)
  Class B(1) ................................................                --                (405,499)
  Class B ...................................................              (5,301)           (2,393,443)
  Class C ...................................................                (578)             (249,652)
  Class S ...................................................             (21,173)           (8,770,916)
                                                                     ------------          ------------
                                                                          (29,517)          (13,189,837)
                                                                     ------------          ------------
Net increase (decrease) from fund share transactions (Note 5)         (27,619,723)            6,179,300
                                                                     ------------          ------------
Total increase in net assets ................................          24,731,376            87,245,284
NET ASSETS
Beginning of year ...........................................         222,162,725           246,894,101
                                                                     ------------          ------------
End of year .................................................        $246,894,101          $334,139,385
                                                                     ============          ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
December 31, 1999

NOTE 1

State Street Research Growth Fund (the "Fund"), is a series of State Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and an annual service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1999, the Fund has designated as long-term $10,214,623 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1999, the value of the securities loaned and the value of collateral were $18,198,594 and $18,378,348 (including $12,009,468 of cash collateral), respectively. During the year ended December 31, 1999, income from securities lending amounted to $76,852 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1999, the fees pursuant to such agreement amounted to $1,256,506.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended December 31, 1999, the amount of such expenses was $103,543.

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances and directed brokerage commissions, respectively were used to reduce a portion of the Fund's expenses. During the year ended December 31, 1999 the Fund's transfer agent and custodian fees were reduced by $9,113 and $12,445, respectively, under these arrangements.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,785 during the year ended December 31, 1999.

NOTE 3

For the year ended December 31, 1999, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $110,638,616 and $120,085,475, respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1999, fees pursuant to such plans amounted to $61,273, $46,233, $466,310 and $51,818 for Class A, Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $34,657 and $93,849, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1999, and that MetLife Securities, Inc. earned commissions aggregating $142,110 and $8,938 on sales of Class B(1) and Class B shares, respectively, and that the Distributor collected contingent deferred sales charges of $8,624, $79,348 and $20 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                 ----------------------------------------------------------------------
                                                1998                                1999
                                       ----------------------------------  ------------------------------------
CLASS A                                   SHARES             AMOUNT              SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold ......................        849,883         $   6,572,034          2,741,038         $ 28,281,456
Issued upon reinvestment of
distributions from net realized
  gains ..........................            298                 2,439            110,672            1,229,570
Shares redeemed ..................       (807,885)           (6,158,180)        (2,236,714)         (22,833,534)
                                       ----------         -------------         ----------         ------------
Net increase .....................         42,296         $     416,293            614,996         $  6,677,492
                                       ==========         =============         ==========         ============

CLASS B(1)*                               SHARES             AMOUNT              SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold ......................           --                    --              923,432         $  8,459,936
Issued upon reinvestment of
  distributions from net realized
  gains ..........................           --                    --               38,163              400,328
Shares redeemed ..................           --                    --             (108,334)          (1,120,876)
                                       ----------         -------------         ----------         ------------
Net increase .....................           --                    --              853,261         $  7,739,388
                                       ==========         =============         ==========         ============

CLASS B                                   SHARES             AMOUNT              SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold ......................      1,347,823         $   9,980,623          1,205,073         $ 11,086,686
Issued upon reinvestment of
  distributions from net realized
  gains ..........................            634                 4,933            210,701            2,208,147
Shares redeemed ..................     (1,716,822)          (12,469,662)        (1,139,138)         (10,305,388)
                                       ----------         -------------         ----------         ------------
Net increase (decrease) ..........       (368,365)        $  (2,484,106)           276,636         $  2,989,445
                                       ==========         =============         ==========         ============

CLASS C                                   SHARES             AMOUNT              SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold ......................         58,325         $     430,199            184,076         $  1,710,572
Issued upon reinvestment of
  distributions from net realized
  gains ..........................             71                   557             22,544              236,267
Shares redeemed ..................       (172,948)           (1,252,401)          (231,131)          (2,209,393)
                                       ----------         -------------         ----------         ------------
Net decrease .....................       (114,552)        $    (821,645)           (24,511)        $   (262,554)
                                       ==========         =============         ==========         ============

CLASS S                                   SHARES             AMOUNT              SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold ......................         53,725         $     407,083             86,208         $    800,656
Issued upon reinvestment of
  distributions from net realized
  gains ..........................            985                 8,127            326,292            3,667,519
Shares redeemed ..................     (3,290,775)          (25,145,475)        (1,643,227)         (15,432,646)
                                       ----------         -------------         ----------         ------------
Net decrease .....................     (3,236,065)        $ (24,730,265)        (1,230,727)        $(10,964,471)
                                       ==========         =============         ==========         ============
---------------------------------------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to December 31, 1999.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                            CLASS A                                      CLASS B(1)
                                             ------------------------------------------------------------------       -------------
                                                                   YEARS ENDED DECEMBER 31                              YEAR ENDED
                                             ------------------------------------------------------------------        DECEMBER 31,
                                              1995(a)        1996(a)        1997(a)        1998(a)        1999(a)        1999(a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         7.09            7.02           7.17           7.07           8.90              8.47
                                             ------          ------         ------         ------         ------            ------
  Net investment income (loss) ($)             0.01           (0.03)         (0.00)         (0.03)         (0.03)            (0.10)
  Net realized and unrealized gain
    on investments ($)                         2.30            0.93           0.68           1.86           3.47              3.30
                                             ------          ------         ------         ------         ------            ------
TOTAL FROM INVESTMENT OPERATIONS ($)           2.31            0.90           0.68           1.83           3.44              3.20
                                             ------          ------         ------         ------         ------            ------
  Dividend from net investment
    income ($)                                (0.02)           --             --             --             --                --
  Distributions from capital gains ($)        (2.36)          (0.75)         (0.78)         (0.00)         (0.48)            (0.48)
                                             ------          ------         ------         ------         ------            ------
TOTAL DISTRIBUTIONS ($)                       (2.38)          (0.75)         (0.78)         (0.00)         (0.48)            (0.48)
                                             ------          ------         ------         ------         ------            ------
NET ASSET VALUE, END OF YEAR ($)               7.02            7.17           7.07           8.90          11.86             11.19
                                             ======          ======         ======         ======         ======            ======
Total return (%)(b)                           32.57           12.65          10.14          25.90          38.98             38.13
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                  2,379          15,181         16,470         21,098         35,418             9,548
Ratio of operating expenses to
  average net assets (%)                       0.89            0.90           0.93           0.97           0.91              1.66
Ratio of operating expenses to
  average net assets after expense
  reductions (%)                               0.89            0.90           0.93           0.96           0.90              1.65
Ratio of net investment income
  (loss) to average net assets (%)             0.12           (0.34)         (0.05)         (0.37)         (0.32)            (1.05)
Portfolio turnover rate (%)                  234.43          237.85         258.99          39.27          42.19             42.19

                                                                          CLASS B
                                             --------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31
                                             --------------------------------------------------------------------
                                             1995(a)         1996(a)        1997(a)        1998(a)        1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         7.02            6.89           6.96           6.79           8.47
                                             ------          ------         ------         ------         ------
  Net investment loss ($)                     (0.06)          (0.08)         (0.06)         (0.08)         (0.10)
  Net realized and unrealized gain
    on investments ($)                         2.29            0.90           0.67           1.76           3.29
                                             ------          ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ($)           2.23            0.82           0.61           1.68           3.19
                                             ------          ------         ------         ------         ------
  Distributions from capital gains ($)        (2.36)          (0.75)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
TOTAL DISTRIBUTIONS ($)                       (2.36)          (0.75)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
NET ASSET VALUE, END OF YEAR ($)               6.89            6.96           6.79           8.47          11.18
                                             ======          ======         ======         ======         ======
Total return (%)(b)                           31.71           11.73           9.44          24.76          38.01
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                 10,684          31,119         36,442         42,379         59,019
Ratio of operating expenses to
  average net assets (%)                       1.63            1.65           1.68           1.72           1.66
Ratio of operating expenses to
  average net assets after expense
  reductions (%)                               1.63            1.65           1.68           1.71           1.65
Ratio of net investment loss to
  average net assets (%)                      (0.69)          (1.07)         (0.82)         (1.13)         (1.07)
Portfolio turnover rate (%)                  234.43          237.85         258.99          39.27          42.19

-----------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of shares class) to December 31, 1999.

STATE STREET RESEARCH GROWTH FUND

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                            ---------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31
                                            ---------------------------------------------------------------------
                                             1995(a)         1996(a)        1997(a)        1998(a)        1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         7.02            6.88           6.95           6.78           8.47
                                             ------          ------         ------         ------         ------
  Net investment loss ($)                     (0.06)          (0.08)         (0.06)         (0.08)         (0.10)
  Net realized and unrealized gain on
    investments ($)                            2.28            0.90           0.67           1.77           3.29
                                             ------          ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ($)           2.22            0.82           0.61           1.69           3.19
                                             ------          ------         ------         ------         ------
  Distributions from capital gains ($)        (2.36)          (0.75)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
TOTAL DISTRIBUTIONS ($)                       (2.36)          (0.75)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
NET ASSET VALUE, END OF YEAR ($)               6.88            6.95           6.78           8.47          11.18
                                             ======          ======         ======         ======         ======
Total return (%)(b)                           31.57           11.89           9.30          24.94          38.01
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       2,117           5,584          4,562          4,727          5,967
Ratio of operating expenses to average
  net assets (%)                               1.63            1.65           1.68           1.72           1.66
Ratio of operating expenses to average
  net assets after expense reductions (%)      1.63            1.65           1.68           1.71           1.65
Ratio of net investment loss to average
  net assets (%)                              (0.67)          (1.07)         (0.79)         (1.13)         (1.07)
Portfolio turnover rate (%)                  234.43           237.85        258.99          39.27          42.19

                                                                            CLASS S
                                          ----------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------
                                              1995(a)        1996(a)         1997(a)       1998(a)        1999(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         7.08            7.02           7.18           7.11           8.97
                                             ------          ------         ------         ------         ------
  Net investment income (loss) ($)             0.04           (0.00)          0.01          (0.01)         (0.01)
  Net realized and unrealized gain on
    investments ($)                            2.29            0.92           0.70           1.87           3.52
                                             ------          ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ($)           2.33            0.92           0.71           1.86           3.51
                                             ------          ------         ------         ------         ------
  Dividends from net investment
    income ($)                                (0.03)          (0.01)          --             --             --
  Distributions from capital gains ($)        (2.36)          (0.75)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
TOTAL DISTRIBUTIONS ($)                       (2.39)          (0.76)         (0.78)         (0.00)         (0.48)
                                             ------          ------         ------         ------         ------
NET ASSET VALUE, END OF YEAR ($)               7.02            7.18           7.11           8.97          12.00
                                             ======          ======         ======         ======         ======
Total return (%)(b)                           33.02           12.74          10.54          26.18          39.46
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     186,689         177,147        164,689        178,691        224,188
Ratio of operating expenses to average
  net assets (%)                               0.64            0.65           0.68           0.72           0.66
Ratio of operating expenses to average
  net assets after expense reductions (%)      0.64            0.65           0.68           0.71           0.65
Ratio of net investment income (loss) to
  average net assets (%)                       0.43           (0.06)          0.19          (0.13)         (0.07)
Portfolio turnover rate (%)                  234.43          237.85         258.99          39.27          42.19
----------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Growth Fund (a series of State Street Research Growth Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

It was a good year for State Street Research Growth Fund. Class A shares returned 38.98% for the 12 months ended December 31, 1999 [does not reflect sales charge]. The Fund significantly outperformed the S&P 500, which gained 21.03% for the same period. It has also outperformed the Lipper Large-Cap Growth Funds Average which returned 37.96%.

The Fund has the flexibility to target growth companies of any size and in a broad range of market sectors.

During the period, the Fund benefited from its emphasis on technology. Investments in health care, consumer discretionary and consumer staple stocks were disappointing. As the year progressed, the manager became more aggressive, increasing the Fund's exposure to technology stocks on the belief that they offered stronger long-term growth potential going forward. Although health care and consumer stocks were disappointing, the Fund's position in these sectors were maintained on the belief that their longer-term outlook could improve.

December 31, 1999

Keep in mind that past performance is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share, or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower. During the periods prior to 1993 that shares of the Fund were not available to the public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current continuous public offering. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          CHANGE IN VALUE OF $10,000
                             BASED ON THE S&P 500
                    COMPARED TO CHANGE IN VALUE OF $10,000
                           INVESTED IN GROWTH FUND

Class A Shares
--------------------------------------
     Average Annual Total Return
1 Year         5 Years        10 Years
------         -------        --------
30.99%          22.09%         13.56%
--------------------------------------

           Growth Fund       S&P 500
------------------------------------
12/88        $ 9,425         $10,000
12/89          9,425          10,000
12/90          8,844           9,689
12/91         11,212          12,635
12/92         11,852          13,596
12/93         12,881          14,963
12/94         12,388          15,160
12/95         16,423          20,850
12/96         18,501          25,634
12/97         20,376          34,183
12/98         25,654          43,959
12/99         35,655          53,205

Class B(1) Shares
--------------------------------------
     Average Annual Total Return
1 Year         5 Years        10 Years
------         -------        --------
33.13%          22.47%         13.63%
--------------------------------------

            Growth Fund      S&P 500
--------------------------------------
12/88        $10,000         $10,000
12/89         10,000          10,000
12/90          9,384           9,689
12/91         11,896          12,635
12/92         12,575          13,596
12/93         13,584          14,963
12/94         12,932          15,160
12/95         17,033          20,850
12/96         19,031          25,634
12/97         20,827          34,183
12/98         25,984          43,959
12/99         35,890          53,205

Class B Shares
--------------------------------------
     Average Annual Total Return
1 Year         5 Years        10 Years
------         -------        --------
33.01%          22.45%         13.62%
--------------------------------------

            Growth Fund      S&P 500
--------------------------------------
12/88        $10,000         $10,000
12/89         10,000          10,000
12/90          9,384           9,689
12/91         11,896          12,635
12/92         12,575          13,596
12/93         13,584          14,963
12/94         12,932          15,160
12/95         17,033          20,850
12/96         19,031          25,634
12/97         20,827          34,183
12/98         25,984          43,959
12/99         35,860          53,205

Class C Shares
--------------------------------------
     Average Annual Total Return
1 Year         5 Years        10 Years
------         -------        --------
37.01%          22.64%         13.64%
--------------------------------------

            Growth Fund       S&P 500
--------------------------------------
12/88        $10,000         $10,000
12/89         10,000          10,000
12/90          9,384           9,689
12/91         11,896          12,635
12/92         12,575          13,596
12/93         13,578          14,963
12/94         12,942          15,160
12/95         17,027          20,850
12/96         19,051          25,634
12/97         20,823          34,183
12/98         26,016          43,959
12/99         35,905          53,205

Class S Shares
--------------------------------------
     Average Annual Total Return
1 Year         5 Years        10 Years
------         -------        --------
39.46%          23.88%         14.41%

--------------------------------------
           Growth Fund        S&P 500
--------------------------------------
12/88        $10,000         $10,000
12/89         10,000          10,000
12/90          9,384           9,689
12/91         11,896          12,635
12/92         12,575          13,596
12/93         13,699          14,963
12/94         13,175          15,160
12/95         17,526          20,850
12/96         19,759          25,634
12/97         21,841          34,183
12/98         27,559          43,959
12/99         38,434          53,205

         -- Growth Fund      -- S&P 500

STATE STREET RESEARCH GROWTH FUND

---------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
---------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
GROWTH FUND                                Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JAMES M. WEISS                         BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                KENNARD WOODWORTH, JR.                 President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.
One Financial Center                       GERARD P. MAUS                         STEVE A. GARBAN
Boston, MA 02111                           Treasurer                              Former Senior Vice President
                                                                                  for Finance and Operations and
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN                      Treasurer, The Pennsylvania
State Street Research                      Assistant Treasurer                    State University
Service Center
P.O. Box 8408                              DOUGLAS A. ROMICH
Boston, MA 02266-8408                      Assistant Treasurer                    MALCOLM T. HOPKINS
1-800-562-0032                                                                    Former Vice Chairman of the
                                           FRANCIS J. MCNAMARA, III               Board and Chief Financial
CUSTODIAN                                  Secretary and General Counsel          Officer, St. Regis Corp.
State Street Bank and
Trust Company                              DARMAN A. WING
225 Franklin Street                        Assistant Secretary and                DEAN O. MORTON
Boston, MA 02110                           Assistant General Counsel              Former Executive Vice President,
                                                                                  Chief Operating Officer and
LEGAL COUNSEL                              AMY L. SIMMONS                         Director, Hewlett-Packard
Goodwin, Procter & Hoar LLP                Assistant Secretary                    Company
Exchange Place
Boston, MA 02109
                                                                                  SUSAN M. PHILLIPS
INDEPENDENT ACCOUNTANTS                                                           Dean, School of Business and
PricewaterhouseCoopers LLP                                                        Public Management, George
160 Federal Street                                                                Washington University; former
Boston, MA 02110                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH GROWTH FUND                            -------------------
One Financial Center                                             U.S. Postage
Boston, MA 02111Bulk Rate                                            PAID
                                                                  Canton, MA
                                                                  Permit #313
                                                             -------------------



[Graphic Omitted]


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CONTROL NUMBER: (exp0201)SSR-LD                                     GF-1221-0200